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                                                                    EXHIBIT 10.5

                                     LEASE
                                     -----

1.   Identifications
     ---------------

     This LEASE made as of the ______ day of March 1997, by and between William
J. Callahan and William J. Callahan, Jr., as they are trustees of Andover Park Realty Trust under a declaration of trust dated June 25, 1986 and filed with the Essex County (North District) Registry of Deeds in Book 2226 Page 284 (the "Landlord"), having an address c/o P.O. Box 269, Bedford, Massachusetts 01730, and CMG Information Services, Inc. (the "Tenant"), a Delaware corporation having an address at 187 Ballardvale Street, Wilmington, Massachusetts 01887.

2.   Lease: the Premises
     --------------------

     In consideration of the Basic Rent, Additional Rent, and other payments and covenants of the Tenant hereinafter set forth, and upon the following terms and conditions, the Landlord hereby leases to the Tenant and the Tenant hereby leases from the Landlord approximately 21,974 rentable square feet on floor 1 as shown in the floor plans attached hereto as Exhibit A-1 and more particularly described in the 1/16" scaled floor plans initialed by Landlord and Tenant (excluding therefrom only the entrance area(s), loading dock(s), elevator(s), stairway(s), telephone, sprinkler, machine, and electrical rooms and other common areas, being hereinafter called (the "Premises"), in that certain building (as defined in Paragraph 3 hereof, the "Building") now under construction by the Landlord on that certain parcel of land (the "Property") located at 300 Federal Street in Woodland Park, Andover Massachusetts, said parcel, as more particularly described in Exhibit A attached hereto, consisting of approximately 11.393 acres of land.

     The Premises leased together with reasonable rights, in common with the Landlord and
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all others (including any other tenant or tenants of the Building or the
Property claiming under the Landlord or otherwise) from time to time lawfully entitled thereto, to use: (i) the first floor entrance area(s), loading dock(s), elevator(s), stairways, and all other such common areas of the Building for their intended purposes; (ii) the appurtenant right to use for their intended purpose: the pipes, conduits, utility lines, wires, sewage system and other appurtenant fixtures and equipment servicing the Premises; (iii) the driveways, walkways, parking area and other common areas of the Property (all currently located substantially as shown on the Site Plan referred to in Paragraph 3) for their intended purposes (Tenant shall be granted use of 72 parking spaces on the Property for use by its employees and visitors of which 4 parking spaces shall be designated for use by visitors); and (iv) Federal Street for all purposes for which public ways may now or hereafter be used in the Town of Andover.

3.   Construction by Landlord
     ------------------------

     The Landlord shall, at its cost and expense except as otherwise expressly agreed in this Lease, complete construction of: the building (the "Building") containing approximately 119,970 rentable square feet of floor space now under construction on the Property substantially in accordance with Building plans prepared by Sullivan Design Group. Inc.; the interior "fit-up" of the Premises substantially in accordance with plans therefor (the "Tenant's Interior Plans"') now under preparation for the Tenant by Visnick & Caulfield Associates, Inc. (Landlord, at the Term Commencement Date, shall pay $12,000 to Visnick & Caulfield for such plans) to be consistent with the Building plans (said Building plans and Tenant's Interior Plans, as from time to time amended with the approval of the Tenant, being hereinafter collectively called the "Plans"); and the driveway(s), walkway(s), parking area(s) and other improvements to the

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Property substantially as shown on the Site Plan dated 6/30/96 (the ''Site
Plan"). Said Building, the interior work on the Premises and the driveway(s), walkway(s) and parking area(s) are hereinafter collectively called the "Improvements". The Tenant shall not unreasonably withhold or delay approval of any changes or amendments to the Plans which the Landlord may from time to time propose, provided, however, that the Tenant need not approve any such proposed change or amendment which will materially adversely affect the value or quality or the Tenant's anticipated use of the Premises or the suitability and utility of the layout of the Premises for such use.

     The Landlord shall cause the Improvements to be so constructed in a good and workmanlike manner using new first-class materials and, except as otherwise permitted under variances or other deviations duly obtained, in compliance with all applicable laws, by-laws, ordinances, codes, rules, regulations, orders and other lawful requirements of governmental bodies having jurisdiction, it being the obligation of the Landlord, at its cost and expense, to obtain from such bodies all permits, licenses, certificates or other approvals required for construction of the Improvements and for the initial occupancy of the Premises by the Tenant.

     Without regard to the commencement of the Term, the Tenant shall reimburse Landlord, as and when the same are incurred or the applicable items of work are completed and within fifteen (15) days after receipt of itemized invoices from the Landlord, for the actual costs of all change orders specifically requested by Tenant, and with any work incorporated into the Premises (pursuant to the Tenant's Interior Plans or otherwise requested or required by Tenant) in excess of the cost of the work provided for in the "Outline Specifications for CMG Information dated March 13, 1997 such reimbursement to be made at the Landlord's cost plus thirteen percent

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(13%) for administration/general conditions.

     The Landlord shall exercise all commercially reasonable efforts to cause the Improvements to be Substantially Complete (as hereinafter defined) by May 1, 1997, as such date shall be automatically extended for the periods of: any delays on the part of the Tenant in providing to the Landlord the final Tenant's Interior Plans by February 25, 1997; any delays caused by the necessity to order long-lead-time items in order to undertake construction in accordance with the Tenant's Interior Plans; any delays caused by change orders requested by Tenant any other delays which are in whole or in part the responsibility of the Tenant, including delays on the part of the Landlord in completing work which could have been completed but for the delayed completion of other work for reasons in whole or in part the responsibility of the Tenant; and any delays which result from strikes, inability to obtain materials (or substitutes acceptable to the Tenant at comparable cost), fire or other casualty and from any other causes beyond the commercially reasonable control of the Landlord (such date as so extended being hereinafter called the "Date for Substantial Completion").

     The Improvements shall be deemed to be "Substantially Complete" when (i) the same are complete (with all building electrical, mechanical and plumbing systems operational) in accordance with the Plans and other provisions hereof except only for items of work specified a so-called "punch list" signed by the Landlord and the Tenant the delayed completion of which items will not substantially interfere with the use and enjoyment of the Premises by the Tenant as contemplated hereby; and (ii) all temporary or permanent certificates and permits necessary for initial occupancy of the Premises by the Tenant for purposes permitted under Paragraph 5 hereof have been issued by the appropriate governmental bodies having jurisdiction and copies thereof

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provided to the Landlord. The Landlord shall finish any such "punch list" items of work within thirty (30) days after the Date for Substantial Completion. In addition the Landlord shall remedy any substantial defect of materials or workmanship in or affecting the Premises of which the Tenant gives notice to the Landlord within twelve (12) months after the commencement of the Term and shall, to the extent legally possible, assign to the Tenant the benefit of all warranties and guarantees from manufacturers, vendors, suppliers and subcontractors whose products or services are incorporated into the Premises. Upon the commencement of the Term, the Tenant shall pay to Landlord, as additional rent, $34,807 toward the cost of such Improvements. Except as the result of tenant's delays and delays which result from strikes, fire or other casualty and from any other causes beyond the commercially reasonable control of the Landlord, in the event the Premises are not Substantially Complete by June 1, 1997, Landlord agrees to pay a penalty of $625 per day for each day after June 1, 1997 until the date the Premises are Substantially Complete.

4.   Term
     ----

     The Term of this Lease shall commence on the later of (i) May 1, 1997 or
(ii) the earlier of the date the Improvements are Substantially Complete or the date the Improvements would have been Substantially Complete except for tenant delays (the "Term Commencement Date") and shall expire, unless earlier terminated in accordance with the terms hereof, at midnight on the last day of the calendar month after the expiration of ten (10) years from the Term Commencement Date. Landlord hereby grants Tenant the right to enter the Premises and install fixtures and equipment prior to the Term Commencement Date and the Tenant and Landlord shall coordinate such work the Improvements. The Tenant shall be responsible for such fixtures

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and equipment and any damage or loss thereto. If the Improvements are not
Substantially Complete as so defined on or before June 30, 1997 as automatically extended for periods of any tenant delays, any delays which result from strikes, inability to obtain materials, fire or other casualty or from any other causes beyond the commercially reasonable control of Landlord, the Tenant may, by written notice to Landlord within five (5) days after such date, terminate this Lease.

5.   Use of the Premises:  Licenses and Permits
     ------------------------------------------

     The Tenant shall use the Premises only for offices, computer room, research and development, and related storage as permitted under applicable laws, by-laws, ordinances, codes, rules, regulations, orders and other lawful requirements of governmental bodies having jurisdiction. The Tenant, its subtenants, licensees, invitees and any other users of the Premises shall apply in their own names for and obtain at their own expense any and all licenses, permits and other approvals which may be required from such governmental bodies in connection with Tenant's particular use of the Premises during the term except as set forth above.

6.   Basic Rent: Additional Rent
     ---------------------------

     From and after the Term Commencement Date, the annual Basic Rent for the Premises during the Term shall be due in accordance with the following schedule:

          ANNUAL BASIC RENT         MONTHLY BASIC RENT
          ------------------        -------------------

               $226,332                    $18,861

     Basic Rent shall be payable in advance on the first day of each month in equal installments (except in the case of a partial month at the beginning of the Term, in which event the Tenant shall pay an appropriate pro rata proportion of such installment) to the Landlord at the

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address set forth above or such other address as the Landlord may thereafter specify by the notice to the Tenant, without counterclaim, set off, deduction, abatement or defense, except as otherwise expressly provided herein.

     This Lease is intended by the parties hereto to be a so-called "net" lease and, to that end, the Basic Rent shall be received by the Landlord net of all costs and expenses related to the Property, the Building and the Premises as expressly set forth herein. Tenant agrees to pay to the Landlord, during the Term hereof, Tenant's Percentage (herein defined) of Common Expenses (hereinafter defined) within thirty (30) days of demand thereof. The Landlord shall, in each case, at the time demand for payment by the Tenant of any Common Expenses, provide the Tenant with a computation of the Common Expenses, and evidence of the payment or liability for any such charges, costs, expenses and obligations. "Common Expenses" shall mean any and all charges, costs and expenses which the Landlord may from time to time actually incur during the Term, in good faith, with respect to the operation and maintenance of the Premises, Building and the Property, including, without limitation, (i) making repairs to and undertaking maintenance of the Building and the Property, including the common areas of the Building; (ii) providing cleaning and utilities, including heat and air conditioning, to the common areas of the Building; (iii) providing watering, landscaping and lawn care for the Property;
(iv) sanding, plowing and removal of snow and ice from the driveways, walkways and parking areas on the Property, (v) maintenance and repair to the Woodland Park common areas and Federal Street (including cleaning, landscaping, snow removal, and lighting); (vi) maintaining the insurance required to be maintained by the Landlord pursuant to Paragraph 8 hereof, and (vii) a commercially reasonable management fee. Common Expenses shall not include (a) interest or amortization payments on

                                       7
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any mortgage or deed of trust affecting the Building or on any loan made to
Landlord; (b) leasing commissions, advertising expenses and other costs incurred in leasing or attempting to lease any portion of the Building; (c) the costs of repairs, improvement, special cleaning or other special services performed for tenants to the extent that such items are separately charged and payable by such tenants; (d) any cost or expense which Landlord has the right to recover from any third party, including any insurance carrier; (e) repairs or other work occasioned by fire, windstorm or other casualty or by the exercise of eminent domain; (f) renovating or otherwise improving, decorating, painting or redecorating space for other occupants of the building; (g) Landlord's cost of electricity, and other services that are sold to tenants and for which Landlord is entitled to be reimbursed tenants as an additional charge or rental over and above the basic rent, tax escalation, and operating expense escalation payable under Landlord's lease with such tenant; (h) costs incurred due to violation by Landlord or any other tenant of the terms and conditions of any lease; (i) overhead and profit increment paid to subsidiaries or affiliates of Landlord for services on or to the real property, to the extent only that the cost of such services exceed competitive costs of such services were they not so rendered by a subsidiary or affiliate; (j) Landlord's general overhead except as it directly relates to the operation and management of the Building, Tenant hereby acknowledging that operating costs shall include a competitive management fee;
(k) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord; (1) advertising and promotional expenditures;
(m) any fines or penalties incurred due to violations by Landlord or any governmental rules (n) any costs incurred by Landlord in the event that the building does not comply with governmental rules in effect as of the execution date of this Lease; (o) costs for sculpture, painting or other objects of art;
(p)

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wages, salaries, or other compensation paid to any executive employees above the grade of building superintendent, except that if any such employee performs a service which would have been performed by an outside consultant, the compensation paid to such employee for performing such service shall be included in operating costs, to the extent only that the cost of such service does not exceed competitive cost of such service had such service been rendered by an outside consultant; (q) construction or other work performed by Landlord for another tenant(s), whether or not Landlord is entitled to be reimbursed for the cost of such work; (r) depreciation; (s) costs related to a capital expenditure; provided that Common Expense shall include the cost of Capital Expenditures(s) amortized over their useful life in accordance with generally accepted industry practices at a 10% interest rate; (t) any architects' fees, accountants' fees or any professional fees not directly related to the maintenance of the Premises;
(u) any costs whatsoever related to any expansion of the building. "Tenant's Percentage" shall mean 18.3% which represents that proportion that the rentable floor area of the Premises bears to the rentable floor area of the Building. Appropriate and reasonable adjustment shall apply to Tenant's Percentage for variable expenses incurred by Tenant for time periods of vacancy to other parts of Building. To the extent that any charge, cost or expense incurred by Landlord for Common Expenses shall be such that it related to materials or services furnished for periods after expiration or termination of the Term, then such charge, cost or expense shall be appropriately adjusted or pro rated to take into effect only periods during the Term.

     If any payment of Basic Rent or Additional Rent is not paid to the Landlord when due or within any applicable grace period, then at Landlord's option, without notice and in additional to all other remedies hereunder, Tenant shall pay upon demand to Landlord as Additional Rent

                                       9
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interest thereon at an annual rate equal to the corporate rate of the Bank of
Boston from time to time in effect plus two (2) percent, such interest to be computed from the date such Basic Rent or Additional Rent was originally due through the date paid in full.

7.   Taxes
     -----

     The Tenant shall pay or cause to be paid to the Landlord (or, where appropriate, directly to the authority by which the same are assessed or imposed, with evidence of such payment to the Landlord) as Additional Rent not later than ten (10) days prior to the date the same are due or twenty-one (21) days after written notice thereof to the Tenant, whichever is later, all taxes and excises upon the personal property and equipment of the Tenant located at the Premises or the Property and the Tenant's Percentage of any and all real estate taxes, betterments and special assessments (which the Landlord agrees shall be paid over the longest period allowed by law) or amounts in lieu or in the nature thereof and any water rents or sewer use charges (and the entire amount of any interest, penalties and costs attributable to delayed payment of Tenant's portion thereof where such delay is the fault of the Tenant) which may now or hereafter be levied, assessed or imposed by the United States of America, The State of Massachusetts, the Town of Andover or any other authority, or become a lien, upon all or any part of the Property, the Building, the Premises, the use or occupation thereof, or upon the Landlord and the Tenant in respect thereof, or upon the basis of rentals thereof or therefrom (except for the Landlord's income, estate, gift or transfer taxes), or upon the estate hereby created or upon the Landlord by reason of ownership of the reversion. All payments by the Tenant on account of Taxes shall be appropriately pro rated in connection with any tax bills received by Landlord covering periods which are not within the Term.

                                       10
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     The Tenant shall, upon written notice from the Landlord, prepay to
Mortgagee or the Landlord monthly as Additional Rent, in the same manner as Basic Rent, one-twelfth (1/12) of the total of all such amounts as the Landlord may from time to time reasonably estimate will be payable annually by the Tenant under this Paragraph 7, which prepayments the Landlord agrees shall be applied, without interest to such amounts as actually become payable. As soon as any such amounts so payable are actually determined appropriate adjustment of any overpayments of underpayments shall be made.

     Subject to the rights of any Mortgagees, the Landlord shall, at the request of the Tenant or any other tenant or tenants of the Building, use reasonable efforts to obtain an abatement of or to contest or review by legal proceedings or otherwise any such tax, levy, charge or assessment. In such event the Tenant and such other tenants shall either pay such tax, levy, charge or assessment (under protest, if necessary) or shall, if requested, deposit with the Landlord in trust (or provide an indemnity bond in) an amount sufficient to cover the contested item together with any interest, penalties or costs as the Landlord may reasonably require. The Tenant and any such other tenants, jointly and severally, shall defend, indemnify and save the Landlord harmless from and against and shall pay as Additional Rent the Tenant's Percentage of (i) any such tax, levy, charge or assessment that may be determined to be due and (ii) any and all costs or expenses (including reasonable attorney's fees) the Landlord may incur in connection with any such proceedings. When any such contested item shall have been settled or paid, the balance of any sums deposited with the Landlord in trust shall be repaid to the Tenant. The Tenant shall be entitled to share in any refund or abatement, net of such costs and expenses, which may be made of any tax, levy, charge or assessment, in the same proportion that the same was paid by the

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Tenant or with the Tenant's funds.

8.   Insurance:  Waivers of Subrogation
     ----------------------------------

     The Tenant shall, at its own cost and expense, obtain prior to the commencement of the Term and throughout the Term shall maintain, with companies qualified to do business in Massachusetts and acceptable to any first Mortgagee, insurance for the benefits as additional insureds of the Landlord and any Mortgagees as their respective interests may appear, commercial general liability insurance against claims for bodily injury, death or property damage occurring to, upon or about the Premises, the Building or the Property, in limits of $1,000,000 for bodily injury or death and $500,000 for property damages or in such higher or lower limits as any Mortgagee may reasonably require.

     The Landlord shall obtain and throughout the Term shall maintain, with companies qualified to do business in Massachusetts and acceptable to any first Mortgagee, insurance for the benefit as named insureds of the Landlord and any Mortgagees as their respective interests may appear, with losses first payable to such Mortgagees under standard mortgagee endorsements, as follows: (i) insurance against lost rentals from the Building for a period of at least one year and so-called "casualty" insurance against loss or damage to the Building such as may result from fire and such other casualties as are normally covered by an "extended coverage" endorsement, such casualty insurance to be without deductible and in an amount equal to the full replacement cost of the Building;
(ii) in reasonable amounts, boiler and machinery insurance on any Building steam boilers, pressure vessels and pressure piping, rotating electrical machines, and miscellaneous electrical apparatus, engines, pumps, and compressors, fans and blowers, with so-called "standard blanket coverage" (15 HP and over); and (iii) such other insurance coverages

                                       12
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in such additional amounts, as any Mortgagee may reasonably require or as a prudent and reasonable owner would from time to time carry on similar premises in view of any new risks arising or changes of conditions (e.g. inflation) occurring during the Term.

     Neither the Landlord nor the Tenant shall be liable to the other for any loss or damage to the Building, the Premises or other property or injury to or death of persons occurring on the Property or in the Building or the Premises or in any manner growing out of or connected with the Tenant's use and occupation of the Premises, the Building or the Property or the condition thereof, whether or not caused by the negligence or other fault of the Landlord, the Tenant or their respective agents, employees, subtenants, licensees, invitees or assignees; provided, however, that this release (i) shall apply only to the extent that such loss or damage to the Building or other property or injury to or death of persons is covered by (x) insurance which protects the Landlord or the Tenant or both of them as the case may be, or (y) insurance required to be carried by either party under this Lease (ii) shall not be construed to impose any other or greater liability upon either the Landlord or the Tenant than would have existed in the absence hereof; and (iii) shall be in effect only so long as the applicable insurance policy contains a clause providing that this release shall not affect the right of the insureds to recover under such policies, which clauses shall be obtained by the parties hereto whenever available. All property of the Tenant in, and any other contents of, the Premises shall be at the Tenant's sole risk and the Tenant shall be responsible for insuring the same.

9.   Utilities
     ---------

     The Tenant shall pay the Tenant's Percentage of water and sewer use charges with respect to normal water usage for Tenant's domestic use of the Building (except that either the Landlord

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or the Tenant may arrange to have the Premises separately metered at its own expense, in which event the Tenant shall be billed for such water and sewer charges imposed in respect of the usage indicated by such meter) and shall, at its own cost and expense, arrange and pay for all other utilities provided to the Premises during the Term, including, without limitation, electricity (including electricity for heat and air conditioning), water beyond such normal usage for Tenant's domestic use (in the absence of such a meter), telephone service, security and fire protection, cleaning and trash removal. Tenant shall, at its own expense, install a meter to measure its own electric consumption.

10.  Repairs
     -------

     From and after the commencement of and during the Term, the Tenant shall, except to the extent it is Landlord's responsibility or caused by the negligence of the Landlord, at its own cost and expense, make all interior nonstructural repairs, replacements and renewals necessary to keep the Premises in as good condition, order and repair as the same are at the commencement of the Term reasonable wear and use and damage by fire and other casualty, taking by eminent domain only excepted, and keep and maintain all portions of the Premises in a clean and orderly condition, free of accumulation of dirt, rubbish, and other debris, it being understood that the foregoing exception for reasonable wear and use shall not relieve the Tenant from the obligation to keep the Premises in good order, repair and condition.

     From and after the commencement of and during the Term, the Landlord shall make all necessary repairs, replacement and renewals, interior and exterior, structural and nonstructural as Common Expenses as in Paragraph 6 defined, to: keep the Building and all its electrical, mechanical, heating, ventilating and air conditioning, plumbing and other building systems and

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the parking areas, sprinklers and other improvements on the Property in good condition, order and repair as the same are at the commencement of the Term or thereafter may be put, damage by fire or other casualty only excepted; keep all driveways, walkways, parking areas and other improvements on the Property free of snow and sanded; keep all lawns and landscaped areas of the Property watered, fertilized and neatly trimmed; provide cleaning services and utilities to the common areas of the Building at a quality level similar to first class office buildings in suburban Boston.

     Notwithstanding, the Landlord shall, at its own cost and expense, and not as a Common Expense make all repairs necessary to keep the structural support elements of the Building in structurally good condition, order and repair, damage resulting from any act (not consented to in writing by the Landlord) and any omissions of the Tenant or its agents, contractors and employees, from reasonable wear and use and from fire or other casualty only excepted.

11.  Compliance with Laws and Regulations
     ------------------------------------

     The Tenant agrees that its obligations to make payment of the Basic Rent, Additional Rent and all other charges on its part to be paid, and to perform all of the covenants and agreements on its part to be performed during the Term hereunder shall not, except as set forth in Paragraph 16 in the event of condemnation by public authority, be affected by any present or future law, by-law, ordinance, code, rule, regulation, order or other lawful requirement regulating or affecting the use which may be made of the Premises or the Property.

     During the Term the Tenant shall comply, at its own cost and expense, with: all applicable laws, by-laws, ordinances, codes, rules, regulations, orders and other lawful requirements of the governmental bodies having jurisdiction (other than such as are the

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obligation of the Landlord under Paragraph 3 hereof), whether or not foreseeable, and whether or not they involve any changes in governmental policy, which are applicable to the Tenant's particular use of the Premises, the fixtures and equipment therein; the order, rules and regulations of the National Board of Fire Underwriters, or any other body hereafter constituted exercising similar functions, which may be applicable to the Tenant's particular use of the Premises, the fixtures and equipment therein or the use thereof; and the reasonable requirements of all policies of public liability, fire and all other types of insurance at any time in force with respect to the Tenant's particular use of the Premises, the Building or the Property and the fixtures and equipment therein and thereon.

12.  Alterations by Tenant
     ---------------------

     The Tenant shall make no alterations or improvements in or to any portion of the Premises or any portion of the Building or the Property without the Landlord's prior written consent and without first providing the Landlord with suitable assurance of the Tenant's obligation to complete the same at no expense to the Landlord and without any mechanics' or materialmen's lien upon the Property. The Landlord agrees that its consent shall not be withheld for interior, non-structural alterations, additions and improvements to the Premises consistent with the use of the Premises as contemplated hereby; any such consents to interior, non-structural alterations, additions and improvements may, if it is special in nature and adversely affects the value of the Premises and if the Landlord reasonably advises the Tenant as part of or by notice at the time of any such consent, be conditioned upon the Tenant's being obligated to remove the same at the expiration or termination of this Lease and to restore the Premises to their condition prior to such alterations, additions and improvements.

13.  Landlord's Access
     -----------------

     The Tenant agrees to permit the Landlord and any Mortgagees and their authorized representatives to enter the Premises at all reasonable times during usual business hours after reasonable oral notice and accompanied by Tenant's representative for the purposes of inspecting the same, exercising such other rights as it or they may have hereunder or under any mortgagees and at any time without notice in the event of emergency. Such rights of access shall not unreasonably interfere with Tenant's business operations. Landlord agrees not to show the Premises to prospective tenants until less than twelve (12) months remain in the Term or until Tenant exercises its Early Cancellation Right.

14.  Indemnities
     -----------

     The Tenant shall and does hereby agree to protect, defend, indemnify and save the Landlord harmless from and against any all claims (other than claims arising from any omission, fault, negligence or other misconduct of the Landlord or its agents, contractors or employees of the Landlord in or about the Premises, the Building or the Property) arising: (i) from the conduct or management of or from any work or thing whatsoever done in or about the Premises during the Term; (ii) from any condition existing, or any injury to or death of persons or damage to property occurring during the Term, or resulting from an occurrence during the Term, in or about the Premises; and (iii) from any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to the terms of this Lease or from any negligent act or omission on the part of the Tenant or any of its agents, employees, subtenants, licensees, invitees or assignees; the Tenant further agrees to indemnify the Landlord from and against all costs, expenses, including reasonable attorney's fees, and other liabilities incurred in connection with any such indemnified claim or action or proceeding brought thereon, any and all of which costs, expenses and liabilities, if reasonably suffered, paid or incurred by the Landlord, the Tenant shall repay upon demand to the Landlord as Additional Rent.

     The Landlord shall and does hereby agree to protect, defend, indemnify and save the Tenant harmless from and against any and all claims (other than claims arising from any omission, fault, negligence or other misconduct of the Tenant or its agents, contractors or employees of the Tenant in or about the Premises, the Building or the Property) arising from any breach or default on the part of the Landlord in the performance of any covenant or agreement on the part of the Landlord to be performed pursuant to the terms of this Lease or from any negligent act or omission on the part of the Landlord or any of its agents, contractors or employees; the Landlord further agrees to indemnify the Tenant from and against all costs, expenses, including reasonable attorney's fees and other liabilities incurred in connection with any such indemnified claim or action or proceeding brought thereon.

15.  Casualty Damage
     ---------------

     Except as otherwise provided below, in the event of partial or total destruction of the Premises during the Term by fire or other casualty, the Landlord shall, after receipt of any insurance proceeds available as a result of such casualty, as promptly as practicable repair, reconstruct or replace the portions of the Premises destroyed as nearly as possible to their condition prior to such destruction, except that in no event shall the Landlord be obligated to expend more for such repair, reconstruction or replacement than the amounts of any such insurance proceeds actually received unless such proceeds are inadequate by reason of the failure of the Landlord to obtain or maintain the insurance required by Paragraph 8(i) hereof. During the period of such repair, reconstruction and replacement there shall be an equitable abatement of Basic Rent hereunder in proportion to the nature and extent of the destruction but only as and to the extent such abatement is covered by lost rentals insurance, as required by Paragraph 8(i) hereof or otherwise, the proceeds of which are actually made available to the Landlord.

     If the Building is so extensively destroyed by fire or other casualty that the Premises are not susceptible of repair, reconstruction or replacement within nine (9) months from the date of such destruction, or if such destruction resulted from causes or risks not required to be insured against by the Landlord hereunder, or if any Mortgagee refuses to agree to release net insurance proceeds to the Landlord, of if the insurance proceeds actually received by the Landlord are inadequate to repair the Premises to a condition reasonably tenantable for the intended use, the Landlord or the Tenant may terminate this Lease by giving written notice to the other within thirty (30) days after the date of such destruction unless, in the case of notice from the Tenant, within ten (10) days after receipt of any such notice by the Landlord, the Landlord gives notice to the Tenant that the Landlord will make the necessary additional funds available for such repair, reconstruction or replacement and complete such repair, reconstruction or replacement within nine (9) months from the date of such destruction, in which event this Lease shall nevertheless remain in effect. In the event of termination as aforesaid this Lease shall terminate as of, and Basic Rent and Additional Rent shall be appropriately apportioned through and abated from and after the date of notice of termination.

16.  Condemnation
     ------------

     If more than ten percent (10%) of the rentable floor area of the Premises, or more than twenty percent (20%) of the parking area then available for use by the Tenant or of access to the Premises, shall be taken by eminent domain or appropriated by public authority, or if access to the parking of the Premises is materially affected by any such taking the Landlord or the Tenant may terminate this Lease by giving written notice to the other within thirty (30) days after such taking or appropriation. In the event of such a termination, this Lease shall terminate as of the date the Tenant actually surrenders possession, and the Basic Rent and Additional Rent reserved shall be apportioned and paid to and as of such date.

     If all or any part of the Premises, the parking or access to either is taken or appropriated by public authority as aforesaid and this Lease is not terminated as set forth above, the Landlord shall, subject to the rights of any Mortgagees, apply any such damages and compensation awarded (net of the costs and expenses, including reasonable attorney's fees, incurred by the Landlord in obtaining the same) to secure and close so much of the Improvements or other buildings, structures and improvements constituting a part of the Premises as remain and shall, to the extent possible, repair all damage and replace any part so taken or appropriated by a suitable structure or parking area or addition of similar size and design to that portion so taken or appropriated, except that in no event shall the Landlord be obligated to expand more for such replacement than the net amount of any such damages, compensation or award with the Landlord may have received as damages in respect of the Building and any improvements situated on the Property as they existed immediately prior to such taking or appropriation; in such event there shall be an equitable abatement of Basic Rent in proportion to the loss of useable floor area in the

Premises after giving effect to such replacement or an equitable abatement of Basic Rent due to the loss of any parking or access to parking or the Premises, from and after the date the Tenant must surrender possession on if later, the date the Tenant actually surrenders possession.

     The Landlord hereby reserves, and the Tenant hereby assigns to the Landlord, and any and all interest in and claims to the entirety of any damages or other compensation by way of damages which may be awarded in connection with any such taking or appropriation, except those awards which may be granted separately to Tenant for its leasehold improvements and/or relocation expenses.

17.  Landlord's Covenant of Quiet Enjoyment: Title
     ---------------------------------------------

     The Landlord represents it has the right to enter into this Lease and to lease the Premises to the Tenant free of the claims of any third party, there are no encumbrances to title which prohibit the Permitted use, and the Building and Property are not in violation of any easement of record. The Landlord covenants that the Tenant, upon paying the Basic Rent and Additional Rent and performing and observing all of the other covenants and provisions hereof, may peaceably and quietly hold and enjoy the Premises for the Term as aforesaid, subject, however, to all of the terms and provision of this Lease.

     In the event Landlord fails to perform any of its obligations under this Lease within thirty (30) days after written notice from Tenant to Landlord and to the holder of any mortgage on the Property of which Tenant has notice specifying the nature of such obligations or if any such failure to perform such obligations is of the type which cannot be cured within such thirty (30) days, then if Landlord or the holder of any such mortgage (at the option of such mortgage) fails to (i) commence performing the cure thereof within thirty (30) days after such written notice from Tenant and (ii) thereafter prosecute same to completion with due diligence given the nature of same, then thereafter at any time prior to Landlord's commencing same, Tenant may, but need not, perform such obligations and may make a demand on Landlord for payment of the reasonable out of pocket cost thereof actually incurred by Tenant. Tenant need not wait for the expiration of any of the foregoing to cure periods to expire in the case of emergency. If, within thirty (30) days of receipt of any such demand, Landlord shall not have paid same, then Tenant shall have the right to bring suit in court of competent jurisdiction in the Commonwealth of Massachusetts seeking payment of the sum claimed in Tenant's applicable demand.

18.  Tenant's Obligation to Quit
     ---------------------------

     The Tenant shall, upon expiration of the Term or other termination of this Lease, leave peaceably and quietly surrender and deliver to the Landlord the Premises and any replacements or renewals thereof in the order, condition and repair required by Paragraph 10 hereof and the other provisions of this Lease, except however, that the Tenant shall first remove any trade fixtures and equipment (including but not limited to computer room equipment and fixtures desired to be removed by Tenant) and any alterations, additions and improvements which the Landlord has required be removed pursuant to the terms of Paragraph 12 hereof. Also, Tenant shall remove any alterations, additions, and improvements which it has installed without seeking Landlord's consent pursuant to Paragraph 12 if the Landlord so requests. Tenant specifically agrees to repair any damage caused by removal of any additional alterations or improvements.

19.  Assignment and Subletting
     -------------------------

     Not to assign, transfer, mortgage or pledge this Lease or to grant a security interest in Tenant's rights hereunder, or to sublease (which term shall be deemed to include the granting of concessions and licenses and the like) or permit anyone other than Tenant to occupy all or any part of the Premises or suffer or permit this Lease or the leasehold interest hereby created or any other rights arising under this Lease to be assigned, transferred or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, unless, in each instance (i) the prior written consent of Landlord thereto shall have been obtained, which consent shall not be unreasonably withheld or delayed, (ii) any defaults then existing with respect to the obligations of Tenant under this Lease shall have been cured, and (iii) in the case of a proposed assignment, sublease or occupancy by another, the proposed assignee, sublessee, or occupant if qualified to do business in the state in which the Premises are located and in the case of a proposed assignment, such assignee executes and delivers to Landlord an agreement satisfactory to Landlord by which such assignee shall be bound by and shall assume all the obligations of Tenant under this Lease. Tenant may assign this Lease or sublet any portion or all of the Premises to any corporation, partnership, trust, association or other business or organization (x) directly or indirectly controlling, (y) directly or indirectly controlled by Tenant, (z) or under common control with Tenant, or to any successor of Tenant by merger, consolidation or acquisition of substantially of all the assets of Tenant, without the prior written consent of landlord as required in (i) above, provided that (a) Tenant shall deliver landlord at lease 15 day's advance notice of such proposed assignment or sublease, (b) in the case of a merger, consolidation or sale, the net worth of Tenant's successor (determined in accordance with generally accepted accounting principles) immediately after such merger, consolidation or sale shall be at least equal to greater of (1) the net worth of Tenant (similarly determined) immediately prior to such merger, consolidation or sale or (2) the net worth of Tenant (similarly determined) on the date hereof.

     If for any assignment or sublease or occupancy by another, Tenant receives rent or other consideration, either initially or over the term of the assignment, sublease or occupancy, in excess of rent called for hereunder, or in case of sublease of part of the Premises, in excess of such rent fairly allocable to the part so subleased, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account and after deducting the reasonable costs of attorney, brokerage and renovation costs relating to the sublease or assignment, Tenant shall pay to Landlord, as Additional Rent, 50% of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt.

     For the purposes of this Section 19, the transfer in the aggregate in any twelve-month period of over 50% or more in interest in Tenant (whether stock, partnership interest or other form of ownership or control) by any person or persons having an interest in ownership or control of Tenant shall be deemed an assignment of this Lease. The preceding sentence shall not apply to the initial Tenant named herein if such initial Tenant is a corporation and the outstanding voting stock thereof is listed on a recognized securities exchange.

     Any attempted assignment, transfer, mortgage, pledge, grant of security interest, sublease or other encumbrance, except as permitted by this Section 19, shall be void. No assignment, transfer, mortgage, grant of security interest, sublease or other encumbrance, whether or not approved, and no indulgence granted by Landlord to any assignee, sublessee or occupant shall in any way impair Tenant's continuing primary liability (which after an assignment or subletting shall be joint and several with the assignee or sublessee) of Tenant hereunder, and no approval in a particular instance shall be deemed to be a waiver of the obligation to obtain Landlord's approval in any other case.

20.  Transfers of Landlord's Interest
     --------------------------------

     The Landlord shall have the right from time to time to sell or mortgage its interest in the Property, the Building and the Premises, to assign its interest in this Lease, or to assign from time to time the whole or any portion of its entitlement to receive the Basic Rent, Additional Rent or other sums and charges at any time paid or payable hereunder by the Tenant to the Landlord, to any Mortgagees or other transferees designated by the Landlord in duly recorded instruments, and in any such case the Tenant shall pay the Basic Rent, Additional Rent and any such sums and charges so assigned, subject to the term of the Lease, upon demand to such Mortgagees and other transferees at the addresses mentioned in and in accordance with the terms of such instruments provided the Tenant has been notified of such transfer and provided with such addresses, and further provided, that any such assignment shall not relieve Landlord of any of its obligations hereunder.

21.  Mortgagees' Rights
     ------------------

     The Tenant hereby agrees that this Lease is and shall be subject and subordinate to any mortgage (and to any amendments, extensions, increases, refinancing or restructuring thereof) of the Property, the Building or the Premises, whether or not such mortgage is filed subsequent to the execution, delivery or the recording of this Lease or any notice hereof (the holder from time to time of any such mortgage being in this Lease sometimes called the "Mortgagee"). The foregoing subordination shall be self-operative and automatically effective as to any mortgage filed subsequent to the execution and delivery hereof but only if either the Mortgagee agrees in writing or such mortgage provides that, for so long as there exists no default under this Lease by the Tenant not cured within applicable periods of notice and grace, the Mortgagee will be bound by the terms of this Lease and will not, in foreclosing against or taking possession of the Premises or otherwise exercising its rights under such mortgage, disturb the Tenant's possession of the Premises hereunder or words of similar import. The Tenant hereby agrees to execute, acknowledge and deliver in recordable form such instruments confirming and evidencing the foregoing subordination as the Landlord or any such Mortgagee may from time to time reasonably require.

     Provided that the Tenant has been provided with notice of such mortgage and appropriate addresses to which notice should be sent, no notice from the Tenant of any default by the Landlord in its obligations shall be valid, and the Tenant shall not attempt to terminate this Lease, withhold Basic Rent or Additional Rent or exercise any other remedy which may arise by reason of any such default, unless the Tenant first gives such notice to all Mortgagees (which have provided Tenant with notice of its mortgage) and provides such Mortgagees with reasonable time after such notice to cure such default, provided that, such Mortgagees shall be bound by any applicable cure periods specified in this Lease. The

Tenant shall and does hereby agree, upon default by the Landlord under any mortgage, to attorn to and recognize the Mortgagee or anyone else claiming under such mortgage, including a purchaser at a foreclosure sale so long as such mortgagee or other party agrees to be bound by the Landlord's obligations under this Lease, at its request as successor to the interest of the Landlord under this Lease, to execute, acknowledge and deliver in recordable form such evidence of this attornment, which shall nevertheless be self-operative and automatically effective, as the Mortgagee or such successor may request and to make payments of Basic Rent and Additional Rent hereunder directly to the Mortgagee or any such successor, as the case may be, upon request. Any Mortgagee may, at any time, be giving written notice to, and without further consent from, the Tenant, subordinate its mortgage to this Lease, and thereupon the interest of the Tenant under this Lease shall automatically be deemed to be prior to the lien of such mortgage without regard to the relative dates of execution, delivery or recording thereof or otherwise.

22.  Tenant's Default Landlord's Remedies
     ------------------------------------

     If the Tenant shall default in the payment of any Basic Rent or Additional Rent and such default shall continue for ten (10) days after written notice from the Landlord; or if the Tenant shall default in the performance or observance of any of the other covenants contained in these presents and on the Tenant's part to be performed or observed and shall fail, within thirty (30) days after written notice from the Landlord of such default, to cure such default or if such default is not susceptible of cure within said thirty (30) day period, promptly to make provision for such cure and thereafter to pursue such cure diligently to completion; or if the estate hereby created shall be taken on execution, or by other process of law; or if the Tenant shall be involved in financial difficulties as evidenced:

     (1) by its commencement of a voluntary case under Title 11 of the United States Code as from time to time in effect, or by its authorizing, by appropriate proceeding of trustees or other governing body the commencement of such voluntary case,

     (2) by its filing an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or by its failing to controvert timely the material allegations of any such petition,

     (3) by the entry of an order for relief in an involuntary case commenced under said Title 11,

     (4) by its seeking relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or by its consenting to or acquiescing in such relief,

     (5) by the entry of an order by a court of competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property, or

     (6) by its making an assignment for the benefit of, or entering into a composition with, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property;

then and in any of said cases, the Landlord may, to the extent permitted by law, immediately or at any time thereafter so long as such default remains incurred and with reasonable demand and notice, terminate this Lease and enter into and upon the Premises, or any part thereof in the name of the whole, or repossess the same as of the Landlord's former estate, and expel the Tenant and those claiming through or under the Tenant and remove its effects without being deemed guilty of any manner of trespass, and without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant.

     No termination or repossession provided for in this Paragraph 22 shall relieve the Tenant or any guarantor of the obligations of the Tenant under this Lease of its liabilities and obligations under this Lease, all of which shall survive any such termination or repossession. In the event of any such termination or repossession, the Tenant shall pay to the Landlord either (i) in advance on the first day of each month, for what would have been the entire balance of the Term, one-twelfth (1/12) (and a pro rata portion thereof for any fraction of a month) of the Basic Rent, Additional Rent and all other amounts for which the Tenant is obligated hereunder, less, in each case, the actual net receipts by the Landlord by reason of any reletting of the Premises after deducting the Landlord's reasonable expenses in connection with such reletting, including, without limitation, removal, storage and repair costs and reasonable brokers' and attorneys' fees, or (ii) at the option of the Landlord exercisable by the Landlord's giving notice to the Tenant within (30) days after any such termination, the present value (computed at a capitalization rate based upon the so-called corporate "Base Rate" then in effect at The First National Bank of Boston) of the amount by which the payments of Basic Rent and the Additional Rent reasonably estimated to be payable for the balance of the Term after the date of the exercise of said option would exceed the payments reasonably estimated to be the fair rental value of the Premises on the terms and conditions of this Lease over such period, determined as of such date. Landlord shall use reasonable efforts to relet the Premises for the reasonable rental value thereof and to collect the rent under such reletting but Landlord shall not be liable for failure to relet the

Premises or in the event that the Premises are relet for failure to collect the rent under such reletting.

     Without thereby affecting any other right or remedy of the Landlord hereunder, the Landlord may, at its option, cure for the Tenant's account any default by the Tenant hereunder which remains uncured, after the end of cure period provided for in this Lease, and the cost to the Landlord of such cure shall be deemed to be Additional Rent and shall be paid to the Landlord by the Tenant with the installment of Basic Rent next accruing.

     In the event that the Landlord fails to perform any of its obligation under this Lease within thirty (30) days after notice of such default from the Tenant, then Tenant may cure such default and any reasonable costs incurred by Tenant in connection with such default shall be promptly reimbursed by Landlord upon presentation with appropriate invoices.

23.  Remedies Cumulative: Waivers: Attorney's Fees
     ---------------------------------------------

     The specific remedies to which the Landlord or the Tenant may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Landlord or the Tenant may be lawfully entitled under any provision of this Lease or otherwise. The failure of the Landlord or the Tenant to insist in any one or more cases upon the strict performance of any of the covenants of this Lease, or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of such covenant or option. A receipt by the Landlord, or payment by the Tenant, of Basic Rent or Additional Rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver, change, modification or discharge by the Landlord or the Tenant of any provision in this Lease shall be deemed to have been made or shall be effective unless expressed in writing and signed by an authorized representative of the Landlord or the Tenant as appropriate. In addition to the other remedies in this Lease provided, the Landlord or the Tenant shall be entitled to the restraint by injunction of the covenants, conditions or provisions. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in such action, on trial or appeal, shall be entitled to its reasonable attorney's fees to be paid by the losing party as fixed by the court.

24.  Extension of Term
     -----------------

     The Tenant shall have the right, as its sole option, by in each instance giving notice thereof to the Landlord at least nine (9) months prior to the expiration of the then existing Term, to extend the Term of this Lease for one
(1) additional successive period of five (5) years (commencing upon the expiration of the initial Term) on the same terms and conditions, except Basic Rent, as herein set forth except that it is understood and agreed that such extensions shall be exercisable only if at the time of exercise in each case (i) there exists no default on the part of the Tenant under this Lease which has not been cured within the time provided for cure hereunder and (ii) at least seventy-five percent (75%) of the Premises is then actually occupied by the Tenant originally named herein and any other Tenant which is a wholly-owned subsidiary of, a corporation or other entity under common control with, or a successor by reason of a merger, consolidation or sale of assets of, the Tenant originally named herein. The failure to give such notice in a timely fashion shall be deemed an irrevocable election on the part of the Tenant not to exercise such extension option.

     The Basic Rent during such extended period shall be the fair market net rental for the Premises (not including special computer room improvements installed by Tenant at its expense) under the terms and conditions of this Lease for a period of five years determined as of the commencement of such extended period. Tenant shall notify Landlord not sooner than nine (9) months prior to the expiration of the then existing Term of its desire to enter into negotiations to determine Basic Rent for the extended period. If the Landlord and the Tenant are unable to agree upon the Basic Rent for such extended period at least eight (8) months prior to its commencement, the Basic Rent for such period shall be determined by appraisal as hereinafter provided. Within ten
(10) days after the date for commencement of appraisal proceedings pursuant to the provisions of this Paragraph 24, the Landlord and the Tenant shall each simultaneously give written notice to the other setting forth its "best offer" for such annual rate of Basic Rent and designating an Appraiser (as that term is hereinafter qualified and defined). The two Appraisers so designated shall, within ten (10) days after their designation, select a third Appraiser and give notice to both the landlord and the Tenant identifying the third Appraiser. The three Appraisers shall within thirty (30) days after the selection of the third Appraiser report to the Landlord and the Tenant in writing, informing them of the annual rate of Basic Rent determined by them, or by a majority of them, to be payable by the Tenant to the Landlord for the Premises during such 5-year extended period. The Appraiser's report shall be accompanied by an explanation of the method used to arrive at the value or values assigned and the pertinent data (or a summary thereof) considered by the Appraisers in reaching their decision. All expenses of the appraisal process (including Appraisers' fees) shall be payable by the party whose "best offer" set forth in the notice as above provided varied the most from the annual rate of Basic Rent established in the Appraisers' report. The Appraisers shall advise the parties which is responsible for the expenses. An "Appraiser" shall be a person who has an MAI (Member of the Appraisal Institute) designation, is independent of the Landlord and the Tenant, and has at least eight (8) years' experience in appraising commercial and industrial real estate in the metropolitan Boston area.

     Notwithstanding the foregoing procedure, in no event will the Basic Rent be less than $226,332 per year.

25.  Brokers
     -------

     Tenant represents and warrants that it has had no dealings with any broker or agent in connection with this Lease, other than Meredith & Grew and Lynch, Murphy, Walsh & Partners (collectively, the "Brokers") and shall indemnify and hold harmless Landlord from any claims for any brokerage commission other than that of the Brokers as a result of the failure of this warranty. Landlord represents and warrants that it has had no dealing with any broker or agent in connection with this Lease other than the Brokers and shall indemnify and hold harmless Tenant from any claims for any brokerage commission (including from Brokers) as a result of the failure of this warranty. Landlord covenants and agrees that any and all brokerage fees due to the Brokers are its sole and exclusive obligation.

26.  Notices
     -------

     Any notices, approvals, specifications or consents required or permitted hereunder shall be in wiring and mailed, postage prepaid, by registered or certified mail, return receipt requested, if to the Landlord or to the Tenant at the address set forth herein for each, a copy of any notice to Tenant shall be sent to Palmer & Dodge LLP, One Beacon St., Boston, MA 02108 - Attn.:

William Williams, II and if to any Mortgagee at such address as it may specify by such notice to the Landlord and the Tenant, or at such other address as any of them may from time to time specify by like notice to the others. Any such notice shall be deemed given when received or, if earlier, when postal records indicate delivery was first attempted.

27.  Recording
     ---------

     The Landlord and the Tenant hereby agree, each at the request of the other or of any Mortgagee, promptly to execute, acknowledge and deliver in recordable from short forms or notices of lease and notices of assignments or rents and profits containing the date of commencement of the Term and such other information as may from time to time be necessary under the applicable statutes for the protection of any interest of the Landlord, the Tenant or any Mortgagee in the Premises of this Lease.

28.  Estoppel Certificates
     ---------------------

     The Landlord and the Tenant hereby agree from time to time, each within ten
(10) days prior written notice from the other or any Mortgagee, to execute, acknowledge and deliver, without charge, to the other party, the Mortgagee or any other person designated by the other party, a statement in writing certifying: that this Lease is unmodified and in full force and effect (or if there have been modifications, identifying the same by the date thereof and specifying the nature thereof); that to the knowledge of such party there exist no defaults (or if there be any defaults, specifying the same); the amount of the Basic Rent, the dates to which the Basic Rent, Additional Rent and other sums and charges payable hereunder have been paid; and that such party to its knowledge has no claims against the other party hereunder except for the continuing obligations under this Lease (or if such party has any such claims, specifying the same).

29.  Bind and Inure: Limited Liability of Landlord
     ---------------------------------------------

     All of the covenants, agreements, stipulations, provisions, conditions and obligations herein expressed and set forth shall be considered as running with the land and shall extend to, bind and inure to the benefit of the Landlord and the Tenant, which terms as used in this Lease shall include their respective successors and assigns where the context hereof so admits.

     The Landlord shall not have any individual or personal liability for the fulfillment of the covenants, agreements and obligations of the Landlord hereunder, the Tenant's recourse and the Landlord's liability hereunder being limited to the Property and the Building. The term "Landlord" as used in this Lease shall refer only to the owner or owners from time to time of the Property or the Building, it being understood that no such owner shall have any liability hereunder for matters arising from and after the date such owner ceases to have any interest in the Property or the Building.

     In no event shall either party be liable to the other for any special, consequential or indirect damages suffered by the other party, whether arising in contract or tort.

30.  Captions
     --------

     The captions for the numbered Paragraphs of this Lease are provided for reference only, and they do not constitute a part of this agreement or any indication of the intentions of the parties hereto.

31.  Integration
     -----------

     The parties acknowledge that all prior written and oral agreements between them and all prior representations made by either party to the other have been incorporated in this instrument or otherwise satisfied prior to the execution hereof.

32.  Hazardous, Toxic Substances
     ---------------------------

     The term "Hazardous Substances", as used in this Paragraph, shall include, without limitation, flammables, explosives, radioactive materials, asbestos, polychlorinated biphenyl's (PCB's), chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, petroleum and petroleum products, and substances declared to be hazardous or toxic under any law or regulation now or hereafter enacted or promulgated by any governmental authority.

Tenant shall not cause or permit to occur:

     (a) Any violation of any federal, state, or local law, ordinance, or regulation now or hereafter enacted, related to environmental conditions, under, or about the Premises arising from Tenant's use or occupancy of the Premises, including, but not limited to, soil and ground water conditions; or

     (b) The use, generation, release, manufacture, refining, production, processing, storage, or disposal (including, without limitation, any by-products of Tenant's manufacturing operations) of any Hazardous Substance on, under, or about the Premises, or the transportation to or from the Premises of any Hazardous Substance, except for such substances and materials which are used in connection with the operations of the Tenant permitted under this Lease and which shall be used, stored, handled and disposed of both individually and in the aggregate solely in accordance with all Laws.

In furtherance of Tenant's obligations under this Lease and not in limitation thereof, Tenant covenants and agrees as follows:

     (a) Tenant shall, at Tenant's expense, comply with all laws regulating its use, generation, storage, transportation, or disposal of Hazardous Substance (the "Laws").

     (b) Tenant shall, at Tenant's expense, make all submissions to, provide all information required by, and comply with all requirements of all governmental authorities (the "Authorities") under the Laws.

     (c) If a clean-up is required under any Law because of any deposit, spill, discharge, or other release of Hazardous Substances that occurs during the Term, at or from the Premises which is caused by Tenant's action or omission, then Tenant shall, at Tenant's expense, prepare and submit the required plans and all related bonds and other financial assurances; and Tenant shall carry out all work required by such clean-up plans under the Laws.

     (d) Tenant shall promptly provide all information regarding the use, generation, storage, transportation or disposal of Hazardous Substances that it reasonably requested by Landlord. If Tenant fails to fulfill any duty imposed under this Paragraph, within a reasonable time, Landlord may do so; and in such case, Tenant shall reasonably cooperate with Landlord in order to prepare all documents Landlord deems reasonably necessary or appropriate to determine the applicability of the Laws to the Premises and Tenant's use thereof, and for compliance therewith, and Tenant shall execute all documents which are deemed reasonably satisfactory by Tenant's legal counsel promptly upon Landlord's request. No such action by Landlord and no attempt made by Landlord to mitigate damages under any Law shall constitute a waiver of any of Tenant's obligations under this Paragraph.

     Tenant shall indemnify, defend, and hold harmless Landlord and its officers, directors, shareholders and all of their respective agents and employees from all fines, suits, procedures, claims, and actions of every kind and all costs, associated therewith (including attorneys and consultants fees) arising out of or in any way connected with any deposit, spill, discharge, or other release of Hazardous Substances caused by Tenant's action or omission that occurs during the Term at or from the Premises, or from Tenant's failure to provide all information, make all submissions, and take or refrain from taking all actions required by all Authorities under the Laws and all other environmental laws. Landlord shall give Tenant prompt written notice of any claim or suit which it has a right to indemnification hereunder. Landlord shall (at Tenant's expense) render Tenant all reasonable assistance requested by Tenant in the defense or settlement of any such claim or suit. Neither party shall pay any such claim, or settle any such suit, without the prior written consent of the other party, which shall not be unreasonably withheld. Tenant's obligations and liabilities under this Paragraph shall survive the expiration or termination of this Paragraph.

     Landlord, to the best of its knowledge, is not aware of any Hazardous Substances which have been released on the Property.

     Tenant shall not be responsible under this Lease in any respect whatsoever for any condition involving Hazardous Substances which may exist as of the date of execution and delivery of this Lease or which was not caused by Tenant.

33.  Severability: Choice of Law
     ---------------------------

     If any provision of this Lease shall be declared to be void or unenforceable either by law or by court of competent jurisdiction, the validity or enforceability of the remaining provisions shall not thereby be affected.

34.  Financial Statements
     --------------------

     If requested by Landlord in connection with a financing or sale, Tenant shall furnish to Landlord and to any holder of a mortgage on the Premises as Landlord may designate by notice to Tenant, a copy of its most recent annual report(s) and/or quarterly filings with the SEC.

35.  Early Cancellation Right
     ------------------------

     The Tenant, at its option, shall have a one-time right to cancel this Lease effective at the end of the fifth (5/th/) year of the Term by providing a written notice and a cancellation fee of $103,000 to the Landlord at least nine
(9) months prior to the end of the fifth year of the Term.

36.  Right to Lease Additional Space in the Building
     -----------------------------------------------

     The Landlord is currently leasing to Boston Technology, Inc. 24,995 rentable square feet on the Lower Level and 25,622 rentable square feet on Floor 1 (the "Additional Space"), of part of the Building not included in the Premises. The Landlord agrees that if during the Term of this Lease such lease to Boston Technology, Inc. shall expire or be terminated for any reason and the Additional Space shall become vacant, and if at the time (i) there exists no default on the part of the Tenant under this Lease which has been cured within any time provided for cure hereunder, and (ii) at least seventy-five percent (75%) of the rentable floor area of the Premises is then actually occupied for its business purposes by the Tenant originally named herein (or any other Tenant which is a parent or wholly-owned subsidiary of a corporation or other entity under common control with, or a successor by reason of merger, consolidation or sale of substantially all the assets of the Tenant originally named herein), the Landlord shall, before executing any contract to lease the Additional Space, first offer to lease the Additional Space to the Tenant on terms, economic and otherwise, for the balance of the Term of this Lease which the Landlord shall determine at its sole election, based on its estimate of the fair market value (the "Offer"). The Tenant may accept the offer for either a) all the Additional Space or, b) only the Lower Level of the Additional Space. The Offer shall be accepted by the Tenant's giving notice to the Landlord within ten (10) days after receipt by the Tenant of such offer. If the Tenant shall not give timely and proper notice accepting the Offer or if for any reason such a lease of the Additional Space is not executed and delivered between the Landlord and the Tenant within twenty (20) days following the Tenant's notice accepting the Offer, the Landlord shall have no further obligation to the Tenant with respect to the Additional Space, provided however, that if the Tenant does give timely and proper notice accepting the Offer the Landlord and the Tenant agree to use good faith efforts to amend this Lease to add such Additional Space to the Premises and to execute such amendment during such twenty (20) day period.

     It is expressly understood between the Landlord and the Tenant that the provisions of the Section 36 (i) are applicable only in connection with the expiration or termination of the Boston Technology, Inc. lease as it may be extended of the Additional Space and not to any subsequent leases of the Additional Space; and (ii) without affecting any claim by the Tenant against the Landlord, shall for the benefit of third parties be conclusively deemed satisfied by the Landlord or waived by the Tenant upon the recording or filing for registration of an affidavit to the effect by the Landlord.

     This Lease is made under, and shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate under seal as of the date first above written.

                              LANDLORD



                              /s/ William J. Callahan
                              ------------------------------------------
                              William J. Callahan, Trustee as aforesaid
                              And not individually



                              /s/ William J. Callahan Jr.
                              ------------------------------------------
                              William J. Callahan, Jr., Trustee as aforesaid And not individually



                              TENANT
                              CMG INFORMATION SERVICES, INC.



                              By: /s/ Andrew J. Hajducky
                                 ---------------------------------------
                                 Name
                                 Title

                                   EXHIBIT A

     Lot 3, as shown on the plan entitled "'Woodland Park' a subdivision in Andover, Mass," dated February 23, 1987, Owners Andover Park Realty Trust, by BSC - Bedford and John G. Crow Assoc., Inc., Peter S. Swanson, recorded with the Essex County (North District) Registry of Deeds on May 26, 1987 as Plan No. 10726; together with the fee interest to the center line of Federal Street, along the entire length of Lot 3; together with the right to use, in common with others, the entire length of Federal Street for all purposes for which public streets may be used in the Town of Andover.

                                   EXHIBIT A
                                   ---------

               [Woodland Park, Andover, Massachusetts-Site Plan]

                                  EXHIBIT A-1
                                  -----------

                [BUILDING NO. 3 WOODLAND PARK-FIRST FLOOR PLAN]

                                       44